                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 33-45397) of Shell Oil Company of our report dated March 5, 1999 appearing on page 44 of this Form 10-K.

PRICEWATERHOUSECOOPERS LLP
Houston, Texas
March 5, 1999

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